Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         CASCADE FINANCIAL CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         CASCADE FINANCIAL CORPORATION
-------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No filing fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                                  N/A
-------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:
                                  N/A
-------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                  N/A
-------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
                                  N/A
-------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                                  N/A
-------------------------------------------------------------------------------

(2)  Form, schedule or registration statement no.:
                                  N/A
-------------------------------------------------------------------------------

(3)  Filing party:
                                  N/A
-------------------------------------------------------------------------------

(4)  Date filed:
                                  N/A
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


                         September 15, 2001



Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Cascade Financial Corporation, to be held at the Everett Golf & Country Club, 1500 52nd Street, SE, Everett, Washington, on Tuesday, October 16, 2001 at 6:30 p.m.

    The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation as well as a representative from the Corporation's independent accounting firm, KPMG, LLP, will be present to respond to appropriate questions of stockholders.

    Detailed information concerning our activities and operating performance during our fiscal year ended June 30, 2001 is contained in the enclosed Annual Report to Stockholders.

    To ensure proper representation of your shares at the meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the meeting. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

    We look forward to seeing you at the meeting.

                                  Sincerely,

                                  /s/Frank M. McCord
                                  Frank M. McCord
                                  Chairman of the Board
                                  and Chief Executive Officer

                        CASCADE FINANCIAL CORPORATION
                             2828 Colby Avenue
                          Everett, Washington 98201
                              (425) 339-5500

-------------------------------------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held On October 16, 2001

-------------------------------------------------------------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cascade Financial Corporation ("Corporation") will be held at the Everett Golf & Country Club, 1500 52nd Street, SE, Everett, Washington, on Tuesday, October 16, 2001 at 6:30 p.m., for the following purposes:

     1.  To elect three directors to serve for a term of three years; and

     2. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposal at the meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on August 31, 2001, as the record date for determination of the stockholders entitled to vote at the meeting and any adjournments thereof.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/LARS H. JOHNSON
                                  LARS H. JOHNSON
                                  Secretary


Everett, Washington
September 15, 2001
-------------------------------------------------------------------------------
IMPORTANT: The prompt return of proxies will save your Corporation the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.
-------------------------------------------------------------------------------

                                PROXY STATEMENT
                                       OF
                        CASCADE FINANCIAL CORPORATION
                               2828 Colby Avenue
                         Everett, Washington  98201

-------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                               OCTOBER 16, 2001

-------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cascade Financial Corporation ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (?Annual Meeting?). The Annual Meeting will be held at the Everett Golf & Country Club, 1500 52nd Street, SE, Everett, Washington, on Tuesday, October 16, 2001 at 6:30 p.m. The Corporation is the holding company for Cascade Bank ("Cascade" or the "Bank"). This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about September 15, 2001.

-------------------------------------------------------------------------------
                         VOTING AND PROXY PROCEDURE
-------------------------------------------------------------------------------

     Stockholders Entitled to Vote. Stockholders of record as of the close of business on August 31, 2001 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of the close of business on the Voting Record Date, the Corporation had 5,606,738 shares of Common Stock issued and outstanding.

     As provided in the Corporation's Certificate of Incorporation, record holders of the Corporation's Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Corporation's outstanding shares are entitled to cast only one-hundredth of a vote in respect of the shares held in excess of the 10% limit.

     If you are a beneficial owner of the Corporation's Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of the Corporation's Common Stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present for purposes of determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposal to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. If a stockholder of record attends the Annual Meeting, he or she may vote by ballot. The Board recommends a vote FOR the election of the nominees for director.

     The three directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

     Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If your Common Stock of the Corporation is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

     Participants in the Cascade Financial Corporation ESOP. If a stockholder is a participant in the Cascade Financial Corporation Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees.

-------------------------------------------------------------------------------
        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
-------------------------------------------------------------------------------

     Persons and groups who beneficially own more than 5% of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Corporation, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date.

     The table also sets forth, as of the close of business on the Voting Record Date, information as to the shares of Common Stock beneficially owned by
(a) each director and nominee, (b) each of the executive officers named in the Summary Compensation Table found below (the "named executive officers") and (c) by all executive officers and directors of the Corporation as a group.

                                    Amount and Nature of     Percent of Shares
Name                               Beneficial Ownership(1)       Outstanding
----                               -----------------------   -----------------

Beneficial Owners of More Than 5%

Arthur W. Skotdal, Andrew P. Skotdal     536,965(2)                  9.6%
   and Craig G. Skotdal
c/o Douglas A. Schafer
Schafer Law Firm
P.O. Box 1134
Tacoma, WA  98401

Frank M. McCord                          304,401                     5.4
2828 Colby Avenue
Everett, WA 98201
                         (table continued on following page)

                                    Amount and Nature of     Percent of Shares
Name                               Beneficial Ownership(1)       Outstanding
----                               -----------------------   -----------------

Directors and Nominee

Paull H. Shin                             13,340                      *
Janice Halladay                           10,054                      *
Dwayne Lane                               41,953                      *
David W. Duce                             30,284                      *
G. Brandt Westover                        22,486                      *
Dennis R. Murphy                          27,486                      *
Ronald E. Thompson                        38,902                      *
Henry Robinett                            33,487                      *
David O'Connor                           105,143                     1.7
Craig G. Skotdal (3)                     536,965                     9.6

Named Executive Officers (4)

Frank M. McCord**                        304,401                     5.4
Carol K. Nelson**(5)                       7,886                      *
Lars H. Johnson                            1,491                      *
David R. Little                           44,969                      *
Steven R. Erickson                        23,015                      *

All Executive Officers and Directors
   as a Group (18 persons)             1,343,457                    24.0

----------------
*    Less than 1%.
**   Also a director of the Corporation and the Bank.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Corporation's ESOP as of June 30, 2001, as to which the holders have voting power but not investment power, are included as follows: Mr. McCord, 9,633 shares; Mr. Erickson, 6,328; all executive officers and directors as a group, 25,722 shares. Does not include 160,053 shares held under Cascade Bank's 401(k) Plan, for which Messrs. McCord, Duce and Johnson act as trustees. The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of the close of the Voting Record Date through the exercise of stock options granted pursuant to the Corporation's stock option plans: Ms. Halladay, 4,395; Mr. Lane, 7,323; Mr. Duce, 3,741; Mr. Westover, 7,498; Mr. Murphy, 13,910; Mr. Thompson, 7,634; Mr. Robinett, 4,945; Mr. O'Connor, 4,945; Mr. McCord, 73,170; Ms. Nelson, 6,886; Mr.
     Erickson, 16,229; Mr. Little, 36,141; and all executive officers and directors as a group, 256,048.
(2) Information concerning the shares owned by the Skotdals was obtained from an amended Schedule 13D dated June 6, 2001. According to this filing, Arthur W. Skotdal has shared voting and dispositive power with respect to 348,873 shares, Andrew P. Skotdal has shared voting and dispositive power with respect to 348,873 shares and Craig G. Skotdal has sole voting and dispositive power with respect to 188,507 shares and shared voting and dispositive power with respect to 536,965 shares.
(3)  Nominee for director.

(4) SEC regulations define the term "named executive officers" to include all individuals serving as chief executive officer during the most recently completed fiscal year, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Also included in this group are executive officers who would have been considered ?named executive officers? but for the fact that the individual was not serving as an executive officer at the end of the most recently completed fiscal year.
(5) Ms. Nelson was appointed as President and Chief Executive Officer of the Bank effective February 2001.

-------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
-------------------------------------------------------------------------------

     The Corporation's Board of Directors currently consists of eleven members. Each member of the Corporation's Board of Directors is also a director of the Bank. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Effective December 18, 2000, Gary L. Meisner resigned as a director of the Corporation, and the Board of Directors voted to reduce the size of the Board from twelve to eleven members.

     Effective February 20, 2001, C. Fredrick Safstrom resigned as a director of the Corporation in connection with his resignation as President and Chief Operating Officer of the Corporation. Subsequently, Carol K. Nelson was appointed as a director of the Corporation in connection with her appointment as President and Chief Operating Officer of the Corporation and President and Chief Executive Officer of the Bank.

     Due to his increasing legislative responsibilities as a Washington State Senator, it was determined that Paull H. Shin, a director of the Corporation since 1995, would not be nominated at this year's Annual Meeting. On July 24, 2001, the Nominating Committee of the Board of Directors nominated Craig G. Skotdal for election as a director at the Annual Meeting and to fill Mr. Shin's vacancy on the Board.

     None of Messrs. Meisner, Safstrom and Shin resigned or determined not to stand for reelection because of a disagreement with the Corporation on any matters relating to the Corporation's operations, policies or practices.

     The Nominating Committee has nominated for election as directors Ms. Janice Halladay and Messrs. Henry Robinett and Craig G. Skotdal, each for a three year term. Except for Mr. Skotdal, all nominees currently serve as members of the Boards of Directors of the Corporation and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of Ms. Halladay and Messrs. Robinett and Skotdal.

>PAGE>

     The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                                       Year First
                               Positions Held          Elected or
                                  With the             Appointed        Term to
Name                Age (1)     Corporation            Director (2)     Expire
----               -------     --------------          ------------     -------
                                   BOARD NOMINEES

Janice Halladay       57     Director                       1999        2004(3)

Henry Robinett        70     Director                       1997        2004(3)

Craig G. Skotdal      28     Director (3)                   2001(3)     2004(3)

                           DIRECTORS CONTINUING IN OFFICE

Frank M. McCord       71     Chairman of the Board and      1986        2002
                             Chief Executive Officer

Carol K. Nelson       45     President, Chief Operating     2001        2002
                             Officer and Director of
                             the Corporation and President
                             and Chief Executive Officer
                             of the Bank

David W. Duce         41     Vice Chairman of the Board     1991        2002

David O'Connor        56     Director                       1997        2002

Dwayne Lane           66     Director                       1995        2003

G. Brandt Westover    41     Director                       1986        2003

Dennis R. Murphy      59     Vice Chairman of the Board     1991        2003

Ronald E. Thompson    52     Director                       1991        2003
-----------------
(1)  At June 30, 2001.
(2)  Includes prior service on the Board of Directors of the Bank.
(3) Assuming Ms. Halladay and Mr. Robinett are reelected, and Mr. Skotdal is elected, at the Annual Meeting.

     The principal occupation of each board nominee and each director of the Corporation continuing in office is set forth below. All of the board nominees and continuing directors reside in Everett, except as noted, and have held their present position for at least five years unless otherwise stated.

     JANICE HALLADAY is a retired bank executive. Ms. Halladay was previously employed by Pioneer Bank, Lynnwood, Washington, as Senior Vice President. She was subsequently employed by a regional accounting firm, Moss Adams LLP. She is currently a member of the Board of Directors of the Northwest Service Area of the Providence Health System and also serves on the Board of Trustees for Deaconess Children's Services.

     HENRY ROBINETT is general partner of Boyden, Robinett & Assoc. L.P. and was a founding director of American First National Bank in 1984. Mr. Robinett is active in real estate development in Snohomish County and is very involved in community activities. Mr. Robinett resides in Snohomish, Washington.

     CRAIG G. SKOTDAL is President of Skotdal Real Estate, a property development, investment and management company based in Everett, Washington. Mr. Skotdal serves as Treasurer for the Downtown Everett Association and actively supports revitalization projects in Everett's central business district. He is a graduate of Stanford University.

     FRANK M. MCCORD, C.P.A., is Chief Executive Officer of the Corporation and Chairman of the Boards of Directors of the Corporation and the Bank. From 1990 to February 2001, Mr. McCord served as Chief Executive Officer of the Bank.
Mr. McCord was the Managing Partner of the KPMG Peat Marwick LLP, Seattle, Washington office until his retirement in 1986. In addition to his responsibilities to the Corporation, Mr. McCord is a Director of the Washington Financial League, Corporate Roundtable for the Arts, Snohomish County Community Association, the Advisory Council of the Washington Society of CPAs, and the Mount Baker Council of Boy Scouts of America. Mr. McCord has previously served as President of the Evergreen Area Council of Boy Scouts of America, Treasurer of the United Way of King County, Campaign Chairman of United Way of Snohomish County, Trustee of Seattle University, a Fellow of Seattle Pacific University, Treasurer of the Washington Society of Certified Public Accountants, Director of the Everett Rotary Club, Director of the Seattle Chamber of Commerce and as a Director and Chairman of the Everett Area Chamber of Commerce.

     CAROL K. NELSON is President and Chief Operating Officer of the Corporation and President and Chief Executive Officer of the Bank effective February 2001. Ms. Nelson was previously Senior Vice-President and Northern Region Executive of Bank of America. Ms. Nelson serves as Vice-Chair of the Board of United Way of Snohomish County and chaired the 1999 Community Campaign. She serves on the Board of Directors of the Boys and Girls Club of Snohomish County and the Leadership Snohomish County Advisory Board. She is past President of the Puget Sound Council of Camp Fire Boys and Girls. Ms. Nelson is a resident of Edmonds, Washington.

     DAVID W. DUCE is a practicing attorney with the Everett law firm of Duce, Bastian, Peterson and Zielke, since 1985. He is the outgoing chairman of the Professional Negligence Section of the Washington State Trial Lawyers Association. He is a court approved arbitrator for the Snohomish County Superior Court lawsuits and worked as a member of the Court Congestion Steering Committee of the Snohomish County Bar Association. Mr. Duce has served as a Bishop in the Church of Jesus Christ Latter Day Saints and was a member of Senator Henry M. Jackson's staff in Washington, D.C. Mr. Duce was elected Vice-Chairman of the Corporation in 1995.

     DAVID O'CONNOR is Co-Owner of Mobile Country Club in Everett Washington, and was a founding director of American First National Bank. Mr. O'Connor was Co-Owner of O'Connor & Oehler Construction Inc. from 1974 to 1996 and continues in his development business. Mr. O'Connor is a member of the Manufactured Housing Communities of Washington. Mr. O'Connor resides in Arlington, Washington.

     DWAYNE LANE is the owner of three automobile dealerships in Everett and Arlington, Washington. Mr. Lane, an Everett native, is active in community affairs. Mr. Lane served 12 years as an Everett Port Commissioner and was a board member for Olympic Bank and Providence Hospital.

     G. BRANDT WESTOVER is a Corporate Vice President and Branch Manager for UBS-PaineWebber Inc. in Bellevue, Washington, a position he has held since 1996. Mr. Westover serves on the Board of Trustees for the University of Washington Alumni Association. He is also active with many local and national charitable organizations. Mr. Westover is a resident of Bellevue, Washington.

     DENNIS R. MURPHY, Ph.D., is Dean of the College of Business and Economics and Professor of Economics at Western Washington University, Bellingham, Washington. He serves on the boards of the Regents Blue Shield Advisory Board, the PACE Foundation, Jr. Achievement, and the Whatcom Chamber of Commerce and Industry. He also serves on the Audit and Finance Committee of the Western Foundation, Inc. He is Past-President of the United Way of Whatcom County and the Bellingham Rotary. Dr. Murphy was elected Vice-Chairman of the Corporation in July 1998. He is a resident of Bellingham, Washington.

     RONALD E. THOMPSON is the President of Windermere Commercial and Property Management of Snohomish County, Everett, Washington, a real estate sales and property management company. He is a past president of the Snohomish County-Camano Association of Realtors, a past State director of the Washington Association of Realtors, and served on the Board of Directors for the Mt. Baker Council Boy Scouts of America. Mr. Thompson is a member of the Everett Rotary Club. He is a resident of Everett, Washington.

Meetings and Committees of the Board of Directors
-------------------------------------------------

     The Board of Directors of the Corporation and the Bank conduct their business through meetings of their respective Boards and through their committees. During the fiscal year ended June 30, 2001, the Board of Directors of the Corporation and the Bank held eight meetings. No director of the Corporation or the Bank attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

     The Board of Directors of the Corporation and the Bank has an Executive Committee consisting of Messrs. McCord (Chairman), O'Connor, Robinett, Thompson, Westover, and Ms. Nelson. This committee primarily serves as a large loan review committee but also has the authority to generally act for the full board. This committee meets as necessary and met 36 times during the 2001 fiscal year.

     The Board of Directors of the Corporation and the Bank has an Audit and Finance Committee consisting of Messrs. Murphy (Chairman), Robinett, O'Connor and Thompson, all of whom are outside directors. The purpose of the committee is to provide direction and oversight to the Internal Audit Department and bears responsibility for the audit function and reviews the examination of the Bank by federal regulatory authorities and the audit by the independent auditing firm. The Audit and Finance Committee meets at least quarterly and met seven times during the 2001 fiscal year.

     The Board of Directors of the Corporation and the Bank has a Compensation and Personnel Committee consisting of Messrs. Duce (Chairman), Lane, Westover, Shin and Ms. Halladay, all of whom are outside directors. This committee is responsible for reviewing the compensation policies of the Corporation and the Bank, approving compensation of executive officers, and recommending the granting of stock options. The committee met ten times during the 2001 fiscal year.

     In connection with the Annual Meeting and selection of the nominees for election as directors, the Board of Directors of the Corporation acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors of the Corporation met twice in its capacity as Nominating Committee during the year ended June 30, 2001.

Directors' Compensation
-----------------------

     During fiscal 2001, outside members of the Board of Directors received a retainer of $7,500. In addition, outside members of the executive committee received a retainer of $2,000 plus 150 shares of Common Stock in fiscal 2001. Committee chairmen also received $3,000 plus 150 shares of Common Stock in fiscal 2001 instead of per meeting fees. Other members of the board received in fiscal 2001 a fee of $200 for each committee meeting attended other than on a day of a regular board meeting.

     A director bonus program was started during fiscal 1999. Under the program, outside directors individually qualify for a bonus equal to 1% of the executive management bonus pool. In fiscal 2001, a total of $9,612 was paid to all directors as a group under the program.

-------------------------------------------------------------------------------
                           EXECUTIVE COMPENSATION
-------------------------------------------------------------------------------

Summary Compensation Table
--------------------------

     The following information is furnished for the Chief Executive Officer of the Corporation for the year ended June 30, 2001 and those executive officers of the Corporation who received salary and bonus in excess of $100,000 during the year ended June 30, 2001.

                                                                                            Long-Term
                                                                                          Compensation
                                                       Annual Compensation                   Awards
                                                --------------------------------------    ------------
Name and                              Fiscal                           Other Annual       Number of      All Other
Principal Position                     Year     Salary     Bonus(1)   Compensation (2)    Options      Compensation (3)
------------------                    ------    ------     --------   ----------------    ---------    ---------------
Frank M. McCord                        2001    $130,548    $33,030         --                 --            $35,547
 Chairman of the Board of the          2000     130,548         --         --                 --             11,580
 Corporation and the Bank and          1999     130,548     52,370         --                 --             11,365
 Chief Executive Officer of the
 Corporation

Carol K. Nelson                        2001      74,231     80,000         --              100,000               --
 President and Chief Operating
 Officer of the Corporation and
 President and Chief Executive
 Officer the Bank

David R. Little                        2001      83,000     26,000         --                2,500            5,308
 Executive Vice President of           2000      75,000     12,000         --                2,000            6,404
 the Bank                              1999      73,000     21,875         --                6,750            7,580

Steven R. Erickson                     2001      86,350     70,000         --                7,500            7,514
 Executive Vice President of           2000      73,500     40,000         --                8,000            7,692
 the Bank                              1999      70,000     35,010         --                7,500            9,345

Lars H. Johnson                        2001     106,667     30,000         --                2,500            2,981
 Executive Vice President and
 Chief Financial Officer of the
 Bank and Treasurer/Secretary
 of the Corporation
----------------
(1)  Officers' bonuses are paid in July of each year based on performance for the prior year.  The numbers shown in this column reflect such payments made in July of each year, except for Mr. McCord in 1999 and Mr. Erickson in 2000.  For Ms. Nelson,
     includes a bonus of $50,000 paid in connection with her employment with the Corporation and the Bank and a bonus of
     $30,000 paid in July 2001, each pursuant to the terms of her employment agreement with the Bank.  See "Employment
     Agreement" herein for further information.
(2)  Does not include perquisites which did not exceed $50,000 or 10% of salary and bonus.
(3)  All Other Compensation for fiscal year 2001 includes the following: for Mr. McCord, cash contribution for accrued leave of
     $27,449, employer contributions to 401(k) Plan of $3,848 and ESOP of approximately $4,250; for Mr. Little, employer contributions to 401(k) Plan of $2,258 and ESOP of approximately $3,050; for Mr. Erickson, employer contributions to
     401(k) Plan of $3,514 and ESOP of approximately $4,000; for Mr. Johnson, cash distribution of accrued leave of $2,346 and employer contribution to Employee Stock Purchase Plan of $635.

Option Grants Table
-------------------

The following table sets forth information concerning the grant of stock options to the Chief Executive Officer and each named executive officer during the fiscal year ended June 30, 2001.

                                               Individual Grants(1)
                       ------------------------------------------------------------
                        Number of       Percent of                                       Potential Realizable Value at
                       Securities      Total Options                                     Assumed Annual Rates of Stock
                       Underlying       Granted to          Exercise                     Price Appreciation for Option
                         Options       Employees in           Price     Expiration                  Term(2)
    Name                Granted(1)      Fiscal Year           ($/Sh)       Date              5%($)           10%($)
-----------            -----------     -------------        --------    ----------         --------        ----------
Carol K. Nelson           65,570           35.9%              $7.63       1/25/11          $834,050        $1,296,975
                          34,430           18.9                7.63       1/25/11           436,805           681,025
Steven R. Erickson         2,500            1.4                7.75      12/15/10            31,850            49,650
                           2,500            2.7                6.75       7/25/10            62,150            94,700
David R. Little            2,500            1.4                7.75      12/15/10            31,850            49,650
Lars H. Johnson            2,500            1.4                7.75      12/15/10            31,850            49,650
----------------
(1)  Options granted vest at the rate of 20% per annum after the second year of grant.  Options will become immediately exercisable in the event of a change in control of the Corporation.  Options were granted under the Corporation's 1997
     Stock Option Plan, as amended, and have an exercise price equal to the fair market value of the Common Stock on the date of grant.  Ms. Nelson was granted qualified options of 65,570 and non-qualified options of 34,430 on January 25, 2001.
     Mr. Erickson was granted 5,000 options on July 25, 2000 and 2,500 options on December 15, 2000.  Messrs. Little and
     Johnson were each granted 2,500 options on December 15, 2000.
(2)  The dollar gains under these columns result from calculations required by the SEC rules and are not intended to forecast future price appreciation of the Common Stock of the Corporation.  It is important to note that options have value to the listed executive only if the stock price increases above the exercise price shown in the table during the effective option period.  In order for the listed executive to realize the potential values set forth in the 5% in the table, the price per share of the Corporation's Common Stock would range from approximately $12.43 and $12.74, depending on the expiration date of the options. For the 10% column the range of the stock price is $18.94 to $19.86 depending on the expiration date of the option.

Option Exercise/Value Table
---------------------------

The following table sets forth information with respect to options exercised during the fiscal year ended June 30, 2001 and remaining unexercised at the end of the fiscal year for the chief executive officer and the named executive officers.

                        Number of                       Number of  Securities                 Value of Unexercised
                         Shares                        Underlying Unexercised                 In-the-Money Options
                       Acquired on     Value          Options at Fiscal Year End              at Fiscal Year End(1)
   Name                 Exercise      Realized      Exercisable      Unexercisable        Exercisable     Unexercisable
---------              -----------    --------      -----------      -------------            -----------     -------------
Frank M. McCord           3,500        $26,250         73,170               --             $585,360            $     --
Carol K. Nelson              --             --          6,886           93,114               55,088             744,912
Steven R. Erickson           --             --         14,525           24,819              116,200             198,552
David R. Little              --             --         34,491            9,500              275,928              76,000
Lars H. Johnson              --             --             --           52,500                   --             420,000
--------------------
(1)  The value of unexercised in-the-money options is calculated using a fair market value of $8.00 as of June 30, 2001, based on the last known trade on or before such date.  Options have been adjusted for stock dividends.

Employment Agreement
--------------------

     The Bank entered into an employment agreement with Ms. Nelson ("Executive") on January 24, 2001, which was effective February 19, 2001. The agreement provides that the Executive's base salary is subject to annual review. The current base salary for Ms. Nelson is $200,000. In addition to base salary, the agreement provides for the Executive's participation in the employee benefit plans and other fringe benefits applicable to executive personnel. The initial three-year term of the agreement may be extended annually for an additional year at the discretion of the Board of Directors of the Bank. The employment of the Executive is terminable at any time for cause as defined in the agreement. In addition, the Executive may be terminated without cause in which case the Executive would continue to receive base salary, bonuses and other benefits over the remaining term of the agreement.

     The agreement provides for payment of bonuses each year based on the amount the Bank's net profit before taxes exceeds that of the prior fiscal.
The agreement also provides for the payment of severance benefits to the Executive in the event of her termination of employment following a change in control of the Bank or the Corporation. Such benefits would include, (i) if the termination is within 12 months after the change in control, severance benefit/pay three times the Executive's annual compensation and bonus for the prior year paid, or (ii) if the termination occurs more than 12 months after the change in control, the severance benefit/pay would be the Executive's annual compensation and bonuses for the balance of the term of the agreement, or two times the amount of the Executive's then current year base salary and bonus, whichever is greater, and subject to reduction to avoid any "excess parachute payment" for federal income tax purposes. The total cash payment due under the agreement after the change of control, would be approximately $750,000 within 12 months of the change of control and $600,000 if more than 12 months after the change of control. For purposes of the agreement, "change in control" includes, among other things, a change in control within the rules and regulations promulgated by the applicable banking agency, an event reportable under Item 1 of the SEC's Current Report on Form 8-K, the acquisition by any person of securities representing 25% or more of the outstanding securities of the Bank or the Corporation, individuals who are members of the current board of directors of the Corporation and the Bank cease to constitute at least a majority thereof; or a plan of reorganization, merger, consolidation, or sale of substantially all of the assets of the Bank or the Corporation in which the Bank or the Corporation is not the resulting entity.

-------------------------------------------------------------------------------
                             AUDIT COMMITTEE MATTERS
-------------------------------------------------------------------------------

Audit Committee Charter
-----------------------

     The Audit and Finance Committee operates pursuant to a Charter approved by the Corporation's Board of Directors. The Audit and Finance Committee reports to the Board of Directors and its responsibilities include overseeing and monitoring financial accounting and reporting, the system of internal controls established by management, and the audit process of the Corporation. The Audit and Finance Committee Charter sets out the responsibilities, authority and specific duties of the Audit and Finance Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit and Finance Committee, as well as the relationship of the Audit and Finance Committee to the independent accountants, the internal audit department, and management of the Corporation. A copy of the Audit and Finance Committee Charter is attached to this Proxy Statement as Exhibit A.

Report of the Audit and Finance Committee
-----------------------------------------

     The Audit and Finance Committee reports as follows with respect to the Corporation's audited financial statements for the year ended June 30, 2001:

          The Audit and Finance Committee has completed its initial review and discussion of the Corporation's 2001 audited financial statements with management;

          The Audit and Finance Committee has discussed with the independent auditors (KPMG, LLP) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Corporation's financial statements;

          The Audit and Finance Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Corporation and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Corporation and its related entities, and has discussed with the auditors the auditors? independence from the Corporation; and

          The Audit and Finance Committee has, based on its initial review and discussions with management of the Corporation's 2001 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Corporation's audited financial statements for the year ended June 30, 2001 be included in the Corporation's Annual Report to Stockholders.

          Audit Committee:               Dennis R. Murphy, Ph.D. Chairman
                                         Henry Robinett
                                         Ronald E. Thompson
                                         David O'Connor

Independence and Other Matters
------------------------------

     Each member of the Audit and Finance Committee is "independent," as defined, in the case of the Corporation, under The Nasdaq Stock Market Rules. The Audit and Finance Committee members do not have any relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation. None of the Audit and Finance Committee members are current officers or employees of the Corporation or its affiliates.

-------------------------------------------------------------------------------
                        COMPENSATION COMMITTEE MATTERS
-------------------------------------------------------------------------------
     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and Performance Graph shall not be incorporated by reference into any such filings.

Report of the Compensation and Personnel Committee
--------------------------------------------------

     Under rules established by the SEC, the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's Chief Executive Officer and other executive officers of the Bank and Corporation. The Compensation and Personnel Committee's duties are to establish and administer policies that govern executive compensation for the Corporation. The Committee evaluates the individual performance of the Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer, and other senior level officers and reviews compensation policies for all senior management. The Committee receives input from the Chief Executive Officer on the other executive officers' performance and has final authority to set individual compensation levels.

     The executive compensation policies of the Corporation are designed to reflect the attainment of short and long-term financial performance goals and to enhance the ability of the Corporation to attract and retain qualified executive officers. The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives. These factors include the performance of the Corporation overall, the responsibilities assigned to each executive, and the performance of each executive in their assigned areas of responsibilities.

     Base salary. The Corporation's compensation plan involves a combination of salary and cash bonuses tied to short-term performance. Salary levels for executive officers are designed to be competitive within the banking industry based on a peer group analysis of Washington State financial institutions. Specifically, the Committee reviews the compensation report on senior banking executives commissioned by the Washington Financial League. Given the Corporation's performance and size, the Committee concluded that the base salaries of the reviewed executive officers will be adjusted appropriately for fiscal 2002.

     Bonus program. An incentive bonus plan is in effect for the executive officers of the Corporation that was designed to compensate for performance. The plan provided for a bonus pool to be shared by the Chief Executive Officer, Chief Financial Officer, the Chief Credit Officer, and the Marketing Director, based on net earnings of the Corporation above predetermined annual targets. For the year ended June 30, 2000 no bonuses were paid to these executive officers under the plan. For the year ended June 30, 2001 the bonus pool was $87,343.

     Option grants. The Committee selects employees who will receive stock options and determines the number to be granted. Stock option grants are designed to provide long-term incentives for key employees. The Committee grants options throughout each year. All grants are made at current market prices and vest over a number of years, depending on continued employment pursuant to the 1997 Stock Option Plan, as amended. For the year ended June 30, 2001, 112,500 options were granted to the Corporation's named executive officers, and a total of 182,500 were granted to all employees.

     Compensation of the Chief Executive Officer. For the year ended June 30, 2001, the base salary of Frank M. McCord, Chairman of the Board and Chief Executive Officer of the Corporation and Chairman of the Board of the Bank, was $130,548. In addition, he received $33,030 in bonuses for the fiscal year ended June 30, 2001. He was also credited with $8,098 in compensation relating to his 401(k) and ESOP accounts. Mr. McCord's performance bonus reflected the attainment of the specific performance criteria for the 2001 fiscal year established by the Compensation and Personnel Committee. The Committee believes that Mr. McCord's compensation is appropriate based on the Corporation's overall performance.

                             Compensation and Personnel Committee

                             David W. Duce (Chairman)
                             Janice Halladay
                             Dwayne Lane
                             Brandt Westover
                             Paull H. Shin

     Performance Graph. The following graph compares the Corporation's cumulative stockholder return on its Common Stock with the return on the Nasdaq (U.S. Stock) Index and a peer group of the Nasdaq's Financial Index. Total return assumes (i) the reinvestment of all dividends and (ii) the value of the investment in the Corporation's Common Stock and each index was $100 at the close of trading on June 30, 1997.

     COMPARISON OF FIVE YEAR CUMULATIVE TOTAL*

[Graph Appears Here]

                          6/30/97    6/30/98    6/30/99    6/30/00    6/30/01
                          -------    -------    -------    -------    -------
Cascade Financial
  Corporation             100.00     145.83     182.29      99.28     104.92
Nasdaq (Composite)
   Index                  100.00     131.31     186.27     275.03     149.86
Nasdaq  OTC Financial
   Index                  100.00     130.42     131.31      98.16     131.24

* Assumes that the value of the investment in the Corporation's Common Stock and each index was $100 on June 30, 1995, and that all dividends were reinvested.

-------------------------------------------------------------------------------
                 COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     The Corporation had no shareholders during the year ended June 30, 2001 that owned greater than 10% of its Common Stock. Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that all filing requirements applicable to its reporting officers and directors were properly and timely complied with during the fiscal year ended June 30, 2001.

-------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
-------------------------------------------------------------------------------

     As required by federal regulations, all loans or extensions by the Bank of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (except for loans made pursuant to programs generally available to all employees) and do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Bank to a director or executive officer in an amount that, when aggregated with the amount of all other loans by the Bank to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) are subject to approval in advance by a majority of the disinterested members of the Board of Directors.

-------------------------------------------------------------------------------
                             INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

     KPMG, LLP was the Corporation's independent auditors for the fiscal year ended June 30, 2001. The Board of Directors has appointed KPMG, LLP as independent auditors for the fiscal year ending June 30, 2002. A representative of KPMG, LLP is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

Audit Fees
----------

     The aggregate fees billed to the Corporation by KPMG, LLP for professional services rendered for the audit of the Corporation's financial statements for fiscal 2001 and the reviews of the financial statements included in the Corporation Forms 10-Q for that year, including travel expenses, were $103,000.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

     KPMG, LLP performed no financial information system design or implementation work for the Corporation during the fiscal year ended June 30, 2001.

All Other Fees
--------------

     Other than audit fees, the aggregate fees billed to the Corporation by KPMG, LLP for fiscal 2001, none of which were financial information systems design and implementation fees, were $9,325. The Audit Committee of the Board of Directors determined that the services performed by KPMG, LLP other than audit services are not incompatible with KPMG, LLP maintaining its independence.

-------------------------------------------------------------------------------
                               OTHER MATTERS
-------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies, including matters relating to the conduct of the Annual Meeting.

-------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
-------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Corporation's proxy materials for the 2002 annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices at 2828 Colby Avenue, Everett, Washington 98201 no later than May 18, 2002.
Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Corporation's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to stockholders. Based on the date of the 2001 Annual Meeting, the Corporation anticipates that, in order to be timely, shareholder nominations or proposals intended to be made at the 2002 Annual Meeting must be made by September 17, 2002. As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the stockholder in the proposal.

-------------------------------------------------------------------------------
                                 MISCELLANEOUS
-------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Corporation's Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation and Bank may solicit proxies personally, by electronic means or telephone without additional compensation.

     The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record at the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. Such Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Form 10-K as filed with the SEC will be furnished without charge to stockholders of record as of the close of business on the Voting Record Date upon written request to Lars H. Johnson, Secretary, Cascade Financial Corporation, 2828 Colby Avenue, Everett, Washington 98201. Reports, proxy statements and other information filed by the Corporation are also available on the Internet at the SEC's World Wide Web site at http://www.sec.gov.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      LARS H. JOHNSON
                                      Secretary
Everett, Washington
September 15, 2001

                                                                     Exhibit A


                         Cascade Financial Corporation

                      Audit and Finance Committee Charter


The Audit and Finance Committee of Cascade Financial Corporation is comprised of not fewer than three outside Directors who meet the NASDAQ requirement for independence.1 Members of the Audit and Finance Committee have a degree of independence that will assure that any relationship with the corporation will not interfere with their independence from management. The members of the Committee are expected to have sufficient financial and accounting knowledge and understanding to enable them to evaluate and conduct Committee business. The Board approves members of the Audit and Finance Committee.

SPHERE OF RESPONSIBILITIES

The Audit and Finance Committee is responsible to the Board for the areas of audit and compliance, asset and liability management, investments, risk assessment, and technology management.

External
--------

     Review and recommend to the Board the engagement of the external auditor, including fees.

     Monitor, evaluate, and report to the Board on any changes in accounting practice or standards.

     Review all external audit findings; meet with the external auditors as appropriate.

     Recommend for implementation any corrective actions that might be required or desired as a result of the audit.

     Review the financial statements and any reports or other financial information submitted to any governmental body or the public.

Internal
--------

     Engage the internal auditors ("IA").

     Review the IA's performance.

     Review and approve the audit schedule and any revisions to the schedule.

     Review the reports relating to all audits and reviews undertaken by the IA.

     Review and monitor the implementation of management's responses to audit findings.

     Review the adequacy of internal controls including computerized information systems controls and security.

     Recommend changes to policies, practices, and procedures relating to findings of internal audits.

     Assess the needs of the internal audit function and provide support levels appropriate to that need.

General
-------

     Review any significant disagreement among management and the independent accountants.

     Review with the independent accountants, internal audit and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit and Finance Committee, have been implemented.

-------------------
1.  Independent Directors

The new rules specify the relationships that disqualify a director from being considered ?independent? for purposes of serving as a member of an issuer's audit committee. A director will not be considered ?independent? if, among other things, he or she has:

     been employed by the corporation or its affiliates in the current or past three years;

     accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or nondiscretionary compensation);

     an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

     been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

                                  * * * * *

                                REVOCABLE PROXY
                        CASCADE FINANCIAL CORPORATION

                        ANNUAL MEETING OF STOCKHOLDERS
                               October 16, 2001

     The undersigned hereby appoints the official proxy committee consisting of all of the members of the Board of Directors of Cascade Financial Corporation ("Corporation"), Everett, Washington, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Everett Golf & Country Club, 1500 52nd Street, SE, Everett, Washington, on Tuesday, October 16, 2001 at 6:30 p.m., and at any and all adjournments thereof, as follows:

                                                                        VOTE
                                                               FOR    WITHHELD
                                                               ---    --------

1.   The election as directors of all nominees listed below    [  ]     [  ]
     (except as marked to the contrary below).

     Janice Halladay
     Henry Robinett
     Craig G. Skotdal

INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name on the line below.

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

                                                       FOR   AGAINST   ABSTAIN
                                                       ---   -------   -------
2.   In their discretion, upon such other matters
     as may properly come before the meeting           [  ]    [  ]      [  ]

The Board of Directors recommends a vote "FOR" the listed proposition.
-------------------------------------------------------------------------------
This proxy will be voted as directed, but if no instructions are specified this proxy will be voted "for" the proposal stated. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting. This proxy also confers discretionary authority on the board of directors to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the annual meeting.
-------------------------------------------------------------------------------

                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this Proxy, of the Notice of the Annual Meeting of Stockholders, a Proxy Statement dated September 15, 2001 and the 2001 Annual Report to Stockholders.



Dated:------------------------, 2001



--------------------------------              ---------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER



--------------------------------              ---------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.




PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.